Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    04/04/00 11:15 am
  Investor Reporting System  v2.7     Monthly Statement         03/00 Activity
  ----------------------------------------------------------------------------
   Principal Receivables               FCARC               Investor
                                       ------------------- -------------------
    Beginning Principal Receivables    $4,563,313,380.02   $3,510,000,000.00
     Current Floating Allocation Pct.        56.52342682%        43.47657318%
    Total Adj. Principal Collections   $2,445,510,944.53   $1,881,033,078.49
    Principal Default Amounts                      $0.00               $0.00
     As a Percentage of Collections           0.00000000%         0.00000000%
    Monthly Principal Amortized                                        $0.00
    Ending Principal Receivables       $4,608,551,638.40   $3,510,000,000.00
     New Floating Allocation Pct.            56.76568733%        43.23431267%
   Interest Collections                FCARC               Investor
                                       ------------------- -------------------
    Total Interest Collections            $36,846,877.43      $28,341,805.40
  -----------------------------------------------------------------------------
   Early Amortization Triggered?                           Yes              No
                                                           ---              --
    1.  Breach of covenants or agreements made in the                       x
        PSA and uncured for 45 days
    2.  Breach of any representation or warranty made                       x
        in the PSA and uncured for 60 days
    3.  Bankruptcy, insolvency or receivership of FMCC,                     x
        FCARC, or Ford

    4.  FCARC is an investment company within the                           x
        meaning of the ICA of 1940
    5.  Failure of FCARC to convey Receivables pursuant                     x
        to the PSA
    6.  Available Subordinated Amount has been reduced                      x
        to less than the Required Subordinated Amount
    7.  Servicer Default has occurred                                       x
    8.  Average monthly payment rate for past three                         x
        periods is less than 20%
    9.  Used vehicle percentage exceeds 10% for two                         x
        collection periods
   10.  Interest rate swap is terminated in accordance                      x
        with its terms
   11.  Outstanding principal amount of the certificates                    x
        is not repaid by the expected payment date

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    04/04/00 11:15 am
  Investor Reporting System  v2.7     Monthly Statement         03/00 Activity
  ----------------------------------------------------------------------------
   Principal Receivables                                   Trust Total
                                                           -------------------
    Beginning Principal Receivables                        $8,073,313,380.02
     Current Floating Allocation Percentage                     100.00000000%
    Total Adjusted Principal Collections                   $4,326,544,023.02
     Payment Rate                                                      53.59%
     Principal Collections                                 $3,901,334,529.46
     Principal Collection Adjustments                        $425,050,150.70
     Principal Collections for Status Dealer Accounts            $159,342.86
    Principal Default Amounts                                          $0.00
     As a Percentage of Collections                               0.00000000%
    Aggregate New Principal Receivables                    $4,371,782,281.40
    Ending Principal Receivables                           $8,118,551,638.40
     New Floating Allocation Percentage                         100.00000000%
   Interest Collections                                    Trust Total
                                                           -------------------
    Total Interest Collections                                $65,188,682.83
     Interest Collections                                     $65,188,682.83
     Interest Collections for Status Dealer Accounts                   $0.00
     Recoveries on Receivables Written Off                             $0.00
    Monthly Yield                                                       9.69%
    Used Vehicle Principal Receivables Balance               $127,592,244.27
                                                                           1.57%

   Status Dealer Accounts                                  Trust Total
                                                           -------------------
    Beginning Balance                                            $724,221.56
     Principal Collections                                       $159,342.86
     Principal Write Offs                                              $0.00
     Interest Collections                                              $0.00
    Ending Balance                                               $564,878.70
   Subordination and Participation                         Trust Total
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
     Overconcentration Amount                                          $0.00
     Installment Amount                                                $0.00
     Other Ineligible Amounts                                          $0.00
    Available Subordinated Amount                            $390,000,000.00
    Required Subordinated Amount                             $390,000,000.00
    Required Participation  4.00%                            $140,400,000.00
    Required Participation and Subordinated Amount           $530,400,000.00

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    04/04/00 11:15 am
  Investor Reporting System  v2.7     Monthly Statement         03/00 Activity
  ----------------------------------------------------------------------------
    Current Participation Amount                           $4,608,551,638.40
     Current Participation Percentage                                 868.88%
    Current Participation Shortfall                                    $0.00
    Available Seller Collections                           $2,482,357,821.96
    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00
    Available Seller Collections to FCARC                  $2,482,357,821.96

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    04/04/00 11:15 am
  Investor Reporting System  v2.7     Monthly Statement         03/00 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1995-1
                                                           -------------------
    Certificates                                           $1,000,000,000.00
     Current Floating Allocation Percentage                      12.38648809%

    Total Adjusted Principal collections                     $535,906,859.97
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $8,074,588.43

   Source and Use of Funds                                 1995-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $8,074,588.43
     Investment and Net Swap Proceeds                           ($140,625.00)
     Reserve Fund Balance                                      $3,500,000.00
    Total Investor Collections and Reserve Fund               $11,433,963.43

     Certificates Outstanding                              $1,000,000,000.00
     Certificate Rate                                                 6.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $5,416,666.67
    Net Trust Swap Receipts not req. to be paid                        $0.00
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $5,416,666.67
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $833,333.33
    Servicing Fees Paid                                          $833,333.33
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,500,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $1,683,963.43

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    04/04/00 11:15 am
  Investor Reporting System  v2.7     Monthly Statement         03/00 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1995-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $111,111,111.11
    Required Subordinated Amount                             $111,111,111.11

    Required Participation  4.00%                             $40,000,000.00
    Required Participation and Subordinated Amount           $151,111,111.11

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,500,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $10,199,652.78
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $633,680.56
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1995-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    04/04/00 11:15 am
  Investor Reporting System  v2.7     Monthly Statement         03/00 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1996-1
                                                           -------------------
    Certificates                                             $800,000,000.00
     Current Floating Allocation Percentage                       9.90919047%

    Total Adjusted Principal collections                     $428,725,487.97
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $6,459,670.75

   Source and Use of Funds                                 1996-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $6,459,670.75
     Investment and Net Swap Proceeds                           ($779,166.66)
     Reserve Fund Balance                                      $2,800,000.00
    Total Investor Collections and Reserve Fund                $8,480,504.09

     Certificates Outstanding                                $800,000,000.00
     Certificate Rate                                                 5.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $3,666,666.67
    Net Trust Swap Receipts not req. to be paid                        $0.00
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $3,666,666.67
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $666,666.67
    Servicing Fees Paid                                          $666,666.67
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,800,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $1,347,170.75

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    04/04/00 11:15 am
  Investor Reporting System  v2.7     Monthly Statement         03/00 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $88,888,888.89
    Required Subordinated Amount                              $88,888,888.89

    Required Participation  4.00%                             $32,000,000.00
    Required Participation and Subordinated Amount           $120,888,888.89

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,800,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $7,333,333.34
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid                   $0.00
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    04/04/00 11:15 am
  Investor Reporting System  v2.7     Monthly Statement         03/00 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1996-2
                                                           -------------------
    Certificates                                             $960,000,000.00
     Current Floating Allocation Percentage                      11.89102856%

    Total Adjusted Principal collections                     $514,470,585.57
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $7,751,604.90

   Source and Use of Funds                                 1996-2
                                                           -------------------
     Investor Interest Funding Account Balance                 $7,751,604.90
     Investment and Net Swap Proceeds                                  $0.00
     Reserve Fund Balance                                      $3,360,000.00
    Total Investor Collections and Reserve Fund               $11,111,604.90

     Certificates Outstanding                                $960,000,000.00
     Certificate Rate                                                 6.2263%
     Days in Interest Period                                              33
    Current Interest Due                                       $5,479,100.00
    Net Trust Swap Receipts not req. to be paid                  $144,100.00
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $5,335,000.00
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $800,000.00
    Servicing Fees Paid                                          $800,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,360,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $1,616,604.90

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    04/04/00 11:15 am
  Investor Reporting System  v2.7     Monthly Statement         03/00 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-2
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $106,666,666.67
    Required Subordinated Amount                             $106,666,666.67

    Required Participation  4.00%                             $38,400,000.00
    Required Participation and Subordinated Amount           $145,066,666.67

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,360,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $9,926,666.67
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $367,400.00
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-2
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    04/04/00 11:15 am
  Investor Reporting System  v2.7     Monthly Statement         03/00 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1997-1
                                                           -------------------
    Certificates                                             $750,000,000.00
     Current Floating Allocation Percentage                       9.28986606%

    Total Adjusted Principal collections                     $401,930,144.98
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $6,055,941.32

   Source and Use of Funds                                 1997-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $6,055,941.32
     Investment and Net Swap Proceeds                            $347,916.67
     Reserve Fund Balance                                      $2,625,000.00
    Total Investor Collections and Reserve Fund                $9,028,857.99

     Certificates Outstanding                                $750,000,000.00
     Certificate Rate                                                 6.1300%
     Days in Interest Period                                              33
    Current Interest Due                                       $4,214,375.00
    Net Trust Swap Receipts not req. to be paid                        $0.00
    Prior months Swap Receipts payable this month                $301,510.42
    Current Interest Paid                                      $4,515,885.42
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $625,000.00
    Servicing Fees Paid                                          $625,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,625,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $1,262,972.57

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    04/04/00 11:15 am
  Investor Reporting System  v2.7     Monthly Statement         03/00 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1997-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $83,333,333.33
    Required Subordinated Amount                              $83,333,333.33

    Required Participation  4.00%                             $30,000,000.00
    Required Participation and Subordinated Amount           $113,333,333.33

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,625,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $11,493,750.00
    Interest Payment Date?                                                  Y
    Cum. Net Trust Swap Receipts not req. to be paid                   $0.00
    Interest Payment Amount Due                               $11,493,750.00
    Interest Payment Amount Paid                              $11,493,750.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1997-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                    $15.32500000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                          $15.32500000